Exhibit 25.1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM T-1
STATEMENT OF ELIGIBILITY UNDER THE TRUST
INDENTURE ACT OF 1939 OF A CORPORATION
DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
TRUSTEE PURSUANT TO SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

N/A (State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

700 South Flower Street, Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)
Legal Department
The Bank of New York Mellon
One Wall Street, 15th Floor
New York, NY 10286
(212) 635-1270
(Name, address and telephone number of agent for service)
MUELLER WATER PRODUCTS, INC.
(Exact name of obligor as specified in its charter)
(See table of additional obligors on following page)

Delaware (State or other jurisdiction of incorporation or organization)	20-3547095 (I.R.S. Employer Identification No.)

1200 Abernathy Road, Suite 1200 Atlanta, GA (Address of principal executive offices)	30328 (Zip code)

Debt Securities
(Title of the indenture securities)

TABLE OF ADDITIONAL OBLIGORS

State or Other
Exact Name of Guarantor	Jurisdiction of	I.R.S. Employer	Address, Including Zip Code and Telephone
Obligor as Specified in its	Incorporation or	Identification	Number, Including Area Code, of Guarantor
Charter	Organization	Number	Obligor’s Principal Executive Offices
Anvil 1, LLC	Delaware	84-1707368	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Anvil 2, LLC	Delaware	84-1707373	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

AnvilStar, LLC	Delaware	56-2426474	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Anvil International, LP	Delaware	01-0868924	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Fast Fabricators, LLC	Delaware	30-0392216	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Henry Pratt Company, LLC	Delaware	36-3658415	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Henry Pratt International, LLC	Delaware	56-2317691	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Hersey Meters Co., LLC	Delaware	37-1388051	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Hunt Industries, LLC	Delaware	62-0934314	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Hydro Gate, LLC	Delaware	84-1611440	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

James Jones Company, LLC	Delaware	95-0885425	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

J.B. Smith Mfg. Co., LLC	Delaware	74-2536921	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

MCO 1, LLC	Alabama	65-1276547	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

MCO 2, LLC	Alabama	65-1276553	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

State or Other
Exact Name of Guarantor	Jurisdiction of	I.R.S. Employer	Address, Including Zip Code and Telephone
Obligor as Specified in its	Incorporation or	Identification	Number, Including Area Code, of Guarantor
Charter	Organization	Number	Obligor’s Principal Executive Offices
Milliken Valve, LLC	Delaware	75-3099611	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller Co. Ltd.	Alabama	11-3782593	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller Financial Services, LLC	Delaware	05-0627612	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller Group, LLC	Delaware	37-1387813	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller Group Co-Issuer, Inc.	Delaware	20-3904177	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller International, Inc.	Delaware	52-2345494	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller International, L.L.C.	Delaware	52-2345494	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller International Finance, Inc.	Delaware	52-2357209	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller International Finance, L.L.C.	Delaware	52-2357209	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller Service California, Inc.	Delaware	26-1955676	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller Service Co., LLC	Delaware	52-1523726	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Mueller Technologies, LLC	Delaware	26-3921102	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

United States Pipe and Foundry Company, LLC	Alabama	13-3429804	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

U.S. Pipe Valve & Hydrant, LLC	Delaware	26-4104389	1200 Abernathy Road, Suite 1200
Atlanta GA 30328
(770) 206-4200

Item 1. General information.
          Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency – United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.

Yes.
Item 2. Affiliations with Obligor.
          If the obligor is an affiliate of the trustee, describe each such affiliation.
          None.
Item 16. List of Exhibits.
     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-135006)

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-135006).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-135006).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-135006).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

8.	Not applicable.

9.	Not applicable.

SIGNATURE
               Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A. a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 3rd day of June, 2009.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Stefan Victory
	Name:	Stefan Victory
	Title:	Vice President

EXHIBIT 7
(Page i of ii)
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017
          At the close of business Match 31, 2009, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,267
Interest-bearing balances	88,223
Securities:
Held-to-maturity securities	22
Available-for-sale securities	444,137
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	12,131
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	1
Not applicable
Intangible assets:
Goodwill	876,153
Other Intangible Assets	265,381
Other assets	153,750

Total assets	$1,841,075

EXHIBIT 7
(Page ii of ii)

Dollar Amounts
in Thousands
LIABILITIES

Deposits:
In domestic offices	1,807
Noninterest-bearing	1,807
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	174,621
Total liabilities	445,119
Minority interest in consolidated subsidiaries	0

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Retained earnings	269,980
Accumulated other comprehensive income	3,456
Other equity capital components	0
Total bank equity capital	1,395,956
Minority interests in consolidated subsidiaries	0
Total equity capital	1,395,956

Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)	1,841,075

          I, Karen Bayz, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.
          Karen Bayz      )      Vice President
          We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.
          Troy Kilpatrick, President       )
          Frank Sulzberger, MD             )       Directors (Trustees)
          William Lindelof, VP              )